UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2019

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 17, 2019, Peter F. Makowiecki resigned from his positions as Senior Vice President — Residential Lending of HarborOne Bank (the “Bank”), a wholly-owned subsidiary of HarborOne Bancorp, Inc. (the “Company”), and as President of HarborOne Mortgage LLC (“HarborOne Mortgage”), a wholly-owned subsidiary of the Bank.

In connection with Mr. Makowiecki’s resignation, Mr. Makowiecki and the Bank entered into a Resignation Agreement (the “Resignation Agreement”) on January 22, 2019. The Resignation Agreement is subject to a revocation period and, absent a revocation by Mr. Makowiecki, will become effective on January 30, 2019 (the “Effective Date”). The Resignation Agreement provides that Mr. Makowiecki shall be entitled to receive (i) severance pay, subject to tax-related deductions and withholdings, totaling six months pay based on Mr. Makowiecki’s final base salary rate, payable in two equal installments, with the first such installment to be paid no later than Bank’s second payroll date following the Effective Date, and the second installment to be paid no later than the Bank’s first payroll date following the three-month anniversary of the Effective Date and (ii) a lump sum payment of $8,200, subject to tax-related deductions and withholdings, approximating the anticipated expenditures by the Bank for medical and dental insurance coverage for an active employee with Mr. Makowiecki’s coverage levels for the six-month period following the Resignation Date.  In addition, pursuant to the Resignation Agreement, Mr. Makowiecki provided the Company, the Bank and HarborOne Mortgage with a general release and agreed to certain confidentiality, non-disparagement and other covenants. Mr. Makowiecki has also agreed to provide up to a total of 40 hours of transitional services to the Bank and/or HarborOne Mortgage during the six-month period following the Resignation Date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Operating Officer

Date: January 23, 2019

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